UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DT ASIA INVESTMENTS LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DT ASIA INVESTMENTS LIMITED
Room 1102, 11/F

Beautiful Group Tower
77 Connaught Road Central

Hong Kong

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2016

March 24, 2016

TO THE SHAREHOLDERS OF DT ASIA INVESTMENTS LIMITED:

On March 8, 2016, DT Asia Investments Limited (the “Company”) filed with the Securities and Exchange Commission and mailed to its shareholders a definitive proxy statement (“Proxy Statement”) with respect to a special meeting in lieu of the 2016 annual meeting of shareholders to be held on March 31, 2016. As previously disclosed, shareholders of record as of February 29, 2016 (“Record Date”) are entitled to attend and vote at the special meeting. The special meeting will held at 10:00 a.m., local time, at the offices of Ellenoff Grossman and Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.

At the special meeting, shareholders are being asked to vote in favor of the following proposals, as more fully described in the Proxy Statement:

●

To amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 6, 2016 (the “Current Termination Date”) to July 6, 2016 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Amended and Restated Memorandum and Articles of Association (the “Extension Amendment”);

●

To amend the Company’s investment management trust agreement, dated September 30, 2014 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement (the “Trust Amendment”);

●

To direct the election of one director to the Company’s board of directors (the “Board”), with such director to serve until the 2019 annual meeting of shareholders or until his successor is elected and qualified;

●	To direct the ratification of the selection by the Company’s audit committee of UHY LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2016; and

●

To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

Contribution

The Company’s sponsor, DeTiger Holdings Limited (the “Sponsor”), has advised the Company that if the Extension Amendment and the Trust Amendment are approved, they may contribute to the Company $0.06 for each public share that is not redeemed in connection with the vote on the Extension Amendment and the Trust Amendment (the “Contribution”). Upon receipt of the Contribution, the Company will deposit such funds into the trust account. Accordingly, if the Extension Amendment and the Trust Amendment are approved and the Contribution is made, the pro rata portion of the funds available in the trust account in the event of the consummation of the Company’s initial business combination or in the event of liquidation will be approximately $10.26 per share, in comparison to the approximately $10.20 per share currently available in the trust account. The Contribution is a condition to the implementation of the Extension Amendment and the Trust Amendment and the Company will not implement the Extension Amendment and the Trust Amendment if the Company does not receive the Contribution. The Contribution will not be made if the Extension Amendment and the Trust Amendment are not approved or if the Board determines to abandon the Extension Amendment and the Trust Amendment.

If shareholders approve the Extension Amendment and the Trust Amendment and the Contribution is made, then an amount of funds held in the trust account sufficient to purchase public shares which have been redeemed in connection with the special meeting will be released to the Company to pay the current redemption price of approximately $10.20 per share. The balance of the funds, plus the amount of the Contribution, will remain in the trust account until the Company either consummates an initial business combination or liquidates in the event it is unable to consummate an initial business combination by July 6, 2016.

Shareholders who choose not to redeem their public shares in connection with the special meeting will retain their public shares, and they will be able to redeem their public shares in connection with the shareholder vote for the initial business combination.

Recommendation of the Board

The Company’s board of directors continues to recommend that you vote “FOR” the Extension Amendment and the Trust Amendment.

Please read the Proxy Supplement carefully and in its entirety together with the Proxy Statement, which was previously mailed to you, before voting. To the extent that any information contained in the Proxy Supplement is inconsistent with the information contained in the Proxy Statement, the Proxy Supplement shall be deemed to have superseded the Proxy Statement.

If you have questions about the proposals or if you need additional copies of the Proxy Supplement, the Proxy Statement or the proxy card, you should contact Morrow & Co., LLC, the Company’s proxy solicitor, at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400) or at CADTinfo@morrowco.com.

Sincerely,

/s/ Emily Chui-Hung Tong
Emily Chui-Hung Tong
Chairwoman of the Board of Directors

The Proxy Supplement is dated March 24, 2016, and is first being mailed to shareholders of the Company on or about March 24, 2016.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE PROXY STATEMENT (AS MODIFIED BY THIS PROXY SUPPLEMENT), PASSED UPON THE MERITS OR FAIRNESS OF THE EXTENSION AMENDMENT OR THE TRUST AMENDMENT OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT (AS MODIFIED BY THIS PROXY SUPPLEMENT). ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.